UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

THE BANK OF NEW YORK MELLON

(Exact name of trustee as specified in its charter)

New York	13-5160382
(Jurisdiction of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Toll Brothers, Inc.

(Exact name of obligor as specified in its charter)

Delaware	23-2416878
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Exact Name of Additional Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number

Toll Corp.	Delaware	23-2485860

First Huntingdon Finance Corp.	Delaware	23-2485787

Toll Brothers Finance Corp.	Delaware	23-3097271

110-112 Third Ave. Realty Corp.	New York	13-1940046

Amwell Chase, Inc.	Delaware	23-2551304

ESE Consultants, Inc.	Delaware	23-2432981

Fairway Valley, Inc.	Delaware	23-2432976

First Brandywine Finance Corp.	Delaware	23-2737486

First Brandywine Investment Corp. II	Delaware	23-2731790

First Brandywine Investment Corp. IV	Delaware	61-1443340

Franklin Farms G.P., Inc.	Delaware	23-2486303

HQZ Acquisitions, Inc.	Michigan	38-3149633

MA Limited Land Corporation	Delaware	23-2523560

SH Homes Corporation	Michigan	38-3392296

SI Investment Corporation	Michigan	38-3298884

TB Proprietary Corp.	Delaware	23-2485790

Tenby Hunt, Inc.	Delaware	23-2682947

The Silverman Building Companies, Inc.	Michigan	38-3075345

Toll Architecture I, P.A.	Delaware	20-4889260

Toll Architecture, Inc.	Delaware	20-3532291

Toll AZ GP Corp.	Delaware	23-2815680

Toll Bros. of Arizona, Inc.	Arizona	23-2906398

Toll Bros. of North Carolina, Inc.	North Carolina	23-2777389

Toll Bros. of North Carolina II, Inc.	North Carolina	23-2990315

Toll Bros. of North Carolina III, Inc.	North Carolina	23-2993276

Toll Bros., Inc.	Delaware	23-2600117

Toll Bros., Inc.	Pennsylvania	23-2417123

Toll Bros., Inc.	Texas	23-2896374

Toll Brothers AZ Construction Company	Arizona	23-2832024

Toll Brothers Canada USA, Inc.	Delaware	20-4250532

Toll Brothers Real Estate, Inc.	Pennsylvania	23-2417116

Toll Buckeye Corp.	Delaware	56-2489916

Toll CA GP Corp.	California	23-2748091

Toll Centennial Corp.	Delaware	56-2489913

Toll CO GP Corp.	Colorado	23-2978190

Toll Development Company, Inc.	Michigan	38-3180742

Toll Diamond Corp.	Delaware	57-1195241

Toll FL GP Corp.	Florida	23-2796288

Toll GA GP Corp.	Georgia	20-5853882

Toll Golden Corp.	Delaware	56-2489904

Toll Granite Corp.	Delaware	57-1195215

Toll Holdings, Inc.	Delaware	23-2569047

Toll IL GP Corp.	Illinois	23-2967049

Toll Land Corp. No. 6	Pennsylvania	23-2417134

Toll Land Corp. No. 10	Delaware	23-2551776

Toll Land Corp. No. 20	Delaware	23-2551793

Toll Land Corp. No. 43	Delaware	23-2737488

Toll Land Corp. No. 50	Delaware	23-2860513

Toll Manhattan I, Inc.	New York	20-2255686

Toll MD Builder Corp.	Maryland	20-0355148

Toll MI GP Corp.	Michigan	23-2917543

Toll Mid-Atlantic LP Company, Inc.	Delaware	57-1195257

Toll Mid-Atlantic Note Company, Inc.	Delaware	57-1195252

Toll Midwest LP Company, Inc.	Delaware	56-2489924

Toll Midwest Note Company, Inc.	Delaware	56-2489923

Toll MN GP Corp.	Minnesota	20-0099962

Toll NC GP Corp.	North Carolina	23-2760759

Toll NH GP Corp.	New Hampshire	23-3048998

Toll NJX-I Corp.	Delaware	51-0413821

Toll Northeast LP Company, Inc.	Delaware	57-1195250

Toll Northeast Note Company, Inc.	Delaware	57-1195240

Toll Northeast Services, Inc.	Delaware	20-3714378

Toll NV GP Corp.	Nevada	23-2928710

Toll OH GP Corp.	Ohio	23-2878722

Toll PA Builder Corp.	Pennsylvania	87-0693313

Toll PA GP Corp.	Pennsylvania	23-2687561

Toll PA II GP Corp.	Pennsylvania	03-0395069

Toll PA III GP Corp.	Pennsylvania	20-1934096

Toll Palmetto Corp.	Delaware	57-1195245

Toll Peppertree, Inc.	New York	23-2709097

Toll Philmont Corporation	Delaware	23-2526635

Toll Realty Holdings Corp. I	Delaware	23-2954512

Toll Realty Holdings Corp. II	Delaware	23-2954511

Toll RI GP Corp.	Rhode Island	23-3020194

Toll SC GP Corp.	South Carolina	23-3094328

Toll Southeast LP Company, Inc.	Delaware	57-1195213

Toll Southeast Note Company, Inc.	Delaware	57-1195261

Toll Southwest LP Company, Inc.	Delaware	56-2489922

Toll Southwest Note Company, Inc.	Delaware	56-2489921

Toll TN GP Corp.	Tennessee	23-2886926

Toll TX GP Corp.	Delaware	23-2796291

Toll VA GP Corp.	Delaware	23-2551790

Toll VA Member Two, Inc.	Delaware	51-0385726

Toll WA GP Corp	Washington	45-3717010

Toll WestCoast LP Company, Inc.	Delaware	56-2489917

Toll WestCoast Note Company, Inc.	Delaware	59-3790049

Toll WV GP Corp.	West Virginia	20-3337780

Toll YL, Inc.	California	23-2898272

Warren Chase, Inc.	Delaware	23-2518740

51 N. 8th Street L.P.	New York	23-2796304

Audubon Ridge, L.P.	Pennsylvania	23-2668976

Belmont Land, L.P.	Virginia	23-2810333

Binks Estates Limited Partnership	Florida	23-2796300

Blue Bell Country Club, L.P.	Pennsylvania	23-2668975

Broad Run Associates, L.P.	Pennsylvania	23-2979479

Buckingham Woods, L.P.	Pennsylvania	23-2689274

CC Estates Limited Partnership	Massachusetts	23-2748927

Cold Spring Hunt, L.P.	Pennsylvania	23-2702468

Dominion Country Club, L.P.	Virginia	23-2984309

Eagle Farm Limited Partnership	Massachusetts	23-2760777

Estates at Princeton Junction, L.P.	New Jersey	23-2760779

Estates at Rivers Edge, L.P.	New Jersey	23-2748080

Fairfax Investment, L.P.	Virginia	23-2982190

Fairfax Station Hunt, L.P.	Virginia	23-2680894

Farmwell Hunt, L.P.	Virginia	23-2822996

First Brandywine Partners, L.P.	Delaware	51-0385730

Great Falls Hunt, L.P.	Virginia	23-2719371

Greens at Waynesborough, L.P.	Pennsylvania	23-2740013

Greenwich Chase, L.P.	New Jersey	23-2709793

Hoboken Land LP	New Jersey	20-1466751

Hockessin Chase, L.P.	Delaware	23-2944970

Huckins Farm Limited Partnership	Massachusetts	23-2740411

Kensington Woods Limited Partnership	Massachusetts	23-2701194

Laurel Creek, L.P.	New Jersey	23-2796297

Loudoun Valley Associates, L.P.	Virginia	23-3025878

NC Country Club Estates Limited Partnership	North Carolina	23-2917299

Rose Hollow Crossing Associates	Pennsylvania	23-2253629

Silverman-Toll Limited Partnership	Michigan	23-2986323

Somers Chase, L.P.	New York	23-2855511

Sorrento at Dublin Ranch I LP	California	20-3337641

Sorrento at Dublin Ranch III LP	California	20-3337665

South Riding, L.P.	Virginia	23-2994369

South Riding Amberlea LP	Virginia	20-0383954

South Riding Partners Amberlea LP	Virginia	20-0384024

South Riding Partners, L.P.	Virginia	23-2861890

Southport Landing Limited Partnership	Connecticut	23-2784609

Springton Pointe, L.P.	Pennsylvania	23-2810340

Stone Mill Estates, L.P.	Pennsylvania	23-3013974

Swedesford Chase, L.P.	Pennsylvania	23-2939504

TBI/Naples Limited Partnership	Florida	23-2883354

TBI/Palm Beach Limited Partnership	Florida	23-2891601

The Bird Estate Limited Partnership	Massachusetts	23-2883360

The Estates at Brooke Manor Limited Partnership	Maryland	23-2740412

The Estates at Summit Chase, L.P.	California	23-2748089

Toll at Brier Creek Limited Partnership	North Carolina	23-2954264

Toll at Honey Creek Limited Partnership	Michigan	20-3675855

Toll at Westlake, L.P.	New Jersey	23-2963549

Toll at Whippoorwill, L.P.	New York	23-2888554

Toll Brooklyn L.P.	New York	20-1941153

Toll Bros. of Tennessee, L.P.	Tennessee	51-0386723

Toll Brothers AZ Limited Partnership	Arizona	23-2815685

Toll CA, L.P.	California	23-2963547

Toll CA II, L.P.	California	23-2838417

Toll CA III, L.P.	California	23-3031827

Toll CA IV, L.P.	California	23-3029688

Toll CA V, L.P.	California	23-3091624

Toll CA VI, L.P.	California	23-3091657

Toll CA VII, L.P.	California	20-1972440

Toll CA VIII, L.P.	California	20-2328888

Toll CA IX, L.P.	California	20-3454571

Toll CA X, L.P.	California	20-3454613

Toll CA XI, L.P.	California	20-3532036

Toll CA XII, L.P.	California	20-3733386

Toll CA XIX, L.P.	California	20-5853968

Toll CO, L.P.	Colorado	23-2978294

Toll CT Limited Partnership	Connecticut	23-2963551

Toll CT II Limited Partnership	Connecticut	23-3041974

Toll CT III Limited Partnership	Connecticut	27-3790650

Toll DE LP	Delaware	20-0660934

Toll DE II LP	Delaware	26-1358236

Toll East Naples Limited Partnership	Florida	23-2929049

Toll Estero Limited Partnership	Florida	72-1539292

Toll FL Limited Partnership	Florida	23-3007073

Toll FL II Limited Partnership	Florida	73-1657686

Toll FL III Limited Partnership	Florida	20-0135814

Toll FL IV Limited Partnership	Florida	20-1158717

Toll FL V Limited Partnership	Florida	20-2862720

Toll FL VI Limited Partnership	Florida	20-3161585

Toll FL VII Limited Partnership	Florida	20-3482591

Toll FL VIII Limited Partnership	Florida	20-4232188

Toll FL X Limited Partnership	Florida	27-1476302

Toll Ft. Myers Limited Partnership	Florida	82-0559443

Toll GA LP	Georgia	20-5854013

Toll Grove LP	New Jersey	20-0215496

Toll Hudson LP	New Jersey	20-0465460

Toll IL HWCC, L.P.	Illinois	75-2985312

Toll IL, L.P.	Illinois	23-2963552

Toll IL II, L.P.	Illinois	23-3041962

Toll IL III, L.P.	Illinois	03-0382404

Toll IL IV, L.P.	Illinois	20-3733446

Toll IL WSB, L.P.	Illinois	20-1000885

Toll Jacksonville Limited Partnership	Florida	20-0204373

Toll Land Limited Partnership	Connecticut	23-2709099

Toll Land IV Limited Partnership	New Jersey	23-2737490

Toll Land V Limited Partnership	New York	23-2796637

Toll Land VI Limited Partnership	New York	23-2796640

Toll Land VII Limited Partnership	New York	23-2775308

Toll Land IX Limited Partnership	Virginia	23-2939502

Toll Land X Limited Partnership	Virginia	23-2774670

Toll Land XI Limited Partnership	New Jersey	23-2796302

Toll Land XV Limited Partnership	Virginia	23-2810342

Toll Land XVI Limited Partnership	New Jersey	23-2810344

Toll Land XVIII Limited Partnership	Connecticut	23-2833240

Toll Land XIX Limited Partnership	California	23-2833171

Toll Land XX Limited Partnership	California	23-2838991

Toll Land XXI Limited Partnership	Virginia	23-2865738

Toll Land XXII Limited Partnership	California	23-2879949

Toll Land XXIII Limited Partnership	California	23-2879946

Toll Land XIV Limited Partnership	New York	23-2796295

Toll Land XXV Limited Partnership	New Jersey	23-2867694

Toll Land XXVI Limited Partnership	Ohio	23-2880687

Toll Livingston at Naples Limited Partnership	Florida	71-0902794

Toll MA Land Limited Partnership	Massachusetts	20-4889176

Toll MD Builder I, L.P.	Maryland	20-0355209

Toll MD Limited Partnership	Maryland	23-2963546

Toll MD II Limited Partnership	Maryland	23-2978195

Toll MD III Limited Partnership	Maryland	23-3044366

Toll MD IV Limited Partnership	Maryland	71-0890813

Toll MD V Limited Partnership	Maryland	81-0610742

Toll MD VI Limited Partnership	Maryland	20-1756721

Toll MD VII Limited Partnership	Maryland	20-2101938

Toll MD VIII Limited Partnership	Maryland	20-3675884

Toll MD IX Limited Partnership	Maryland	20-3733408

Toll MD X Limited Partnership	Maryland	20-5469282

Toll MD XI Limited Partnership	Maryland	20-8406566

Toll MI Limited Partnership	Michigan	23-2999200

Toll MI II Limited Partnership	Michigan	23-3015611

Toll MI III Limited Partnership	Michigan	23-3097778

Toll MI IV Limited Partnership	Michigan	20-1501161

Toll MI V Limited Partnership	Michigan	20-2489523

Toll MN, L.P.	Minnesota	20-0099987

Toll MN II, L.P.	Minnesota	20-4804528

Toll Naval Associates	Pennsylvania	23-2454576

Toll NC, L.P.	North Carolina	20-2087335

Toll NC II LP	North Carolina	20-5208447

Toll NC III LP	North Carolina	27-1931828

Toll NH Limited Partnership	New Hampshire	23-3048999

Toll NJ Builder I, L.P.	New Jersey	41-2089798

Toll NJ, L.P.	New Jersey	23-2963550

Toll NJ II, L.P.	New Jersey	23-2991953

Toll NJ III, L.P.	New Jersey	23-2993263

Toll NJ IV, L.P.	New Jersey	23-3038827

Toll NJ V, L.P.	New Jersey	23-3091620

Toll NJ VI, L.P.	New Jersey	23-3098583

Toll NJ VII, L.P.	New Jersey	20-2635402

Toll NJ VIII, L.P.	New Jersey	20-3337736

Toll NJ XI, L.P.	New Jersey	20-5088496

Toll Northville Limited Partnership	Michigan	23-2918130

Toll NV Limited Partnership	Nevada	23-3010602

Toll NY LP	New York	20-3887115

Toll NY II L.P.	New York	26-1813165

Toll NY III L.P.	New York	26-3893230

Toll NY IV L.P.	New York	27-1500651

Toll Orlando Limited Partnership	Florida	20-2862679

Toll PA, L.P.	Pennsylvania	23-2879956

Toll PA II, L.P.	Pennsylvania	23-3063349

Toll PA III, L.P.	Pennsylvania	23-3097666

Toll PA IV, L.P.	Pennsylvania	23-3097672

Toll PA V, L.P.	Pennsylvania	03-0395087

Toll PA VI, L.P.	Pennsylvania	47-0858909

Toll PA VIII, L.P.	Pennsylvania	20-0969010

Toll PA IX, L.P.	Pennsylvania	20-0969053

Toll PA X, L.P.	Pennsylvania	20-2172994

Toll PA XI, L.P.	Pennsylvania	20-3733420

Toll PA XII, L.P.	Pennsylvania	20-1934037

Toll PA XIII, L.P.	Pennsylvania	20-4889135

Toll PA XIV, L.P.	Pennsylvania	26-1603357

Toll PA XV, L.P.	Pennsylvania	26-1415588

Toll Realty Holdings LP	Delaware	23-2954509

Toll RI, L.P.	Rhode Island	23-3020191

Toll RI II, L.P.	Rhode Island	27-0043852

Toll SC, L.P.	South Carolina	23-3094632

Toll SC II, L.P.	South Carolina	82-0574725

Toll SC III, L.P.	South Carolina	20-4249465

Toll SC IV, L.P.	South Carolina	26-2314893

Toll Stonebrae LP	California	20-3192668

Toll VA, L.P.	Virginia	23-2952674

Toll VA II, L.P.	Virginia	23-3001131

Toll VA III, L.P.	Virginia	23-3001132

Toll VA IV, L.P.	Virginia	75-2972033

Toll VA V, L.P.	Virginia	47-0887401

Toll VA VI, L.P.	Virginia	20-1972394

Toll VA VII, L.P.	Virginia	20-3675918

Toll WA LP	Washington	35-2425736

Toll WV LP	West Virginia	20-4249451

Toll YL, L.P.	California	23-3016250

Toll YL II, L.P.	California	80-0014182

Toll-Dublin, L.P.	California	23-3070669

Village Partners, L.P.	Pennsylvania	81-0594073

West Amwell Limited Partnership	New Jersey	23-2570825

Wilson Concord, L.P.	Tennessee	23-2887824

110-112 Third Ave. GC II LLC	New York	13-1940046**

110-112 Third Ave. GC LLC	New York	13-1940046**

1450 Washington LLC	New Jersey	20-1466751**

1500 Garden St. LLC	New Jersey	20-1466751**

2301 Fallston Road LLC	Maryland	23-2963546**

5-01 — 5-17 48th Avenue GC II LLC	New York	23-2796295**

5-01 — 5-17 48th Avenue GC LLC	New York	23-2796295**

5-01 — 5-17 48th Avenue II LLC	New York	23-2796295**

5-01 — 5-17 48th Avenue LLC	New York	23-2796295**

51 N. 8th Street GC LLC	New York	23-2796304**

51 N. 8th Street GC II LLC	New York	23-2796304**

51 N. 8th Street I LLC	New York	23-2709097**

700 Grove Street Urban Renewal, LLC	New Jersey	20-0215496**

Arbor Hills Development LLC	Michigan	20-1501161**

Arthur’s Woods, LLC	Maryland	23-2963546**

Arundel Preserve #6, LLC	Maryland	20-2101938**

Arundel Preserve #10a, LLC	Maryland	20-2101938**

Belmont Country Club I LLC	Virginia	23-2810333**

Belmont Country Club II LLC	Virginia	23-2810333**

Block 255 LLC	New Jersey	20-1466751**

Brier Creek Country Club I LLC	North Carolina	23-2954264**

Brier Creek Country Club II LLC	North Carolina	23-2954264**

C.B.A.Z. Construction Company LLC	Arizona	51-0385729**

C.B.A.Z. Holding Company LLC	Delaware	51-0385729

Component Systems I LLC	Delaware	23-2417123**

Component Systems II LLC	Delaware	23-2417123**

CWG Construction Company LLC	New Jersey	20-1104737

Dominion Valley Country Club I LLC	Virginia	23-2984309**

Dominion Valley Country Club II LLC	Virginia	23-2984309**

First Brandywine LLC I	Delaware	23-2731790**

First Brandywine LLC II	Delaware	23-2731790**

First Brandywine LLC III	Delaware	61-1443340**

First Brandywine LLC IV	Delaware	61-1443340**

Frenchman’s Reserve Realty, LLC	Florida	23-2417123**

Golf I Country Club Estates at Moorpark LLC	California	23-2963547**

Golf II Country Club Estates at Moorpark LLC	California	23-2963547**

Hatboro Road Associates LLC	Pennsylvania	23-3097666**

Hawthorn Woods Country Club II LLC	Illinois	75-2985312**

Hoboken Cove LLC	New Jersey	20-1466751**

Hoboken Land I LLC	Delaware	20-1466751**

Jacksonville TBI Realty LLC	Florida	23-2417123**

Lighthouse Point Land Company, LLC	Florida	20-0135814

Long Meadows TBI, LLC	Maryland	23-3044366**

Longmeadow Properties LLC	Maryland	23-3044366**

Martinsburg Ventures, L.L.C.	Virginia	23-2865738**

Mizner Realty, L.L.C.	Florida	23-2417123**

Naples TBI Realty, LLC	Florida	23-2417123**

Orlando TBI Realty LLC	Florida	23-2417123**

Paramount Village LLC	California	23-2748091**

Phillips Drive LLC	Maryland	23-3044366**

Prince William Land I LLC	Virginia	23-2774670**

Prince William Land II LLC	Virginia	23-2774670**

PT Maxwell Holdings, LLC	New Jersey	20-3153303

PT Maxwell, L.L.C.	New Jersey	20-3153303**

Regency at Denville LLC	New Jersey	23-2810344**

Regency at Dominion Valley LLC	Virginia	23-2984309**

Regency at Long Valley I LLC	New Jersey	23-3038827**

Regency at Long Valley II LLC	New Jersey	23-3038827**

Regency at Mansfield I LLC	New Jersey	23-3038827**

Regency at Mansfield II LLC	New Jersey	23-3038827**

Regency at Washington I LLC	New Jersey	23-3098583**

Regency at Washington II LLC	New Jersey	23-3098583**

South Riding Realty LLC	Virginia	23-2861890**

SR Amberlea LLC	Virginia	20-0383954**

SRLP II LLC	Virginia	23-2994639**

Tampa TBI Realty LLC	Florida	23-2417123**

TB Kent Partners LLC	Delaware	20-3887115**

The Regency Golf Club I LLC	Virginia	23-2984309**

The Regency Golf Club II LLC	Virginia	23-2984309**

The Ridges at Belmont Country Club I LLC	Virginia	23-2810333**

The Ridges at Belmont Country Club II LLC	Virginia	23-2810333**

Toll Austin TX LLC	Texas	26-0389752

Toll CA I LLC	California	23-2838417**

Toll CA Note II LLC	California	23-2838417**

Toll Cedar Hunt LLC	Virginia	23-2994369**

Toll CO I LLC	Colorado	23-2978294**

Toll Corners LLC	Delaware	23-2709099**

Toll Dallas TX LLC	Texas	26-0389704

Toll DE X II, LLC	Delaware	20-1220599

Toll EB, LLC	Delaware	23-2810344**

Toll Equipment, L.L.C.	Delaware	23-2417123**

Toll FL I, LLC	Florida	23-3007073**

Toll FL IV LLC	Florida	20-2862720**

Toll Glastonbury LLC	Connecticut	23-3041974**

Toll Henderson LLC	Nevada	56-2489922**

Toll Hoboken LLC	Delaware	20-0465460**

Toll Houston TX LLC	Texas	27-0876926

Toll IN LLC	Indiana	23-2417123**

Toll Jupiter LLC	Florida	20-3368529**

Toll Lexington LLC	New York	27-3767977

Toll MA I LLC	Massachusetts	23-2748927**

Toll MA II LLC	Massachusetts	23-2748927**

Toll MD I, L.L.C.	Maryland	23-2737488**

Toll MD II LLC	Maryland	23-2740412**

Toll Midwest LLC	Delaware	57-1195250**

Toll Morgan Street LLC	Delaware	20-5088496**

Toll NC I LLC	North Carolina	23-2917299**

Toll NC IV LLC	North Carolina	20-5208447**

Toll NC Note LLC	North Carolina	23-2917299**

Toll NC Note II LLC	North Carolina	23-2917299**

Toll NJ I, L.L.C.	New Jersey	23-3091620**

Toll NJ II, L.L.C.	New Jersey	23-3091620**

Toll NJ III, LLC	New Jersey	23-2417123**

Toll North LV LLC	Nevada	56-2489922**

Toll North Reno LLC	Nevada	56-2489922**

Toll NV Holdings LLC	Nevada	56-2489922**

Toll Realty L.L.C.	Florida	23-2417123**

Toll San Antonio TX LLC	Texas	20-4888966**

Toll South LV LLC	Nevada	56-2489922**

Toll South Reno LLC	Nevada	56-2489922**

Toll Southwest LLC	Delaware	23-2417123**

Toll Stratford LLC	Virginia	20-3116806

Toll TX Note LLC	Texas	26-0389704**

Toll VA L.L.C.	Delaware	51-0385728

Toll VA III L.L.C.	Virginia	23-2417123**

Toll Van Wyck, LLC	New York	23-2796637**

Toll Vanderbilt I LLC	Rhode Island	23-3020194**

Toll Vanderbilt II LLC	Rhode Island	51-1195217**

Toll-Dublin, LLC	California	23-3070669**

Toll West Coast LLC	Delaware	23-2417123**

Vanderbilt Capital LLC	Rhode Island	56-2421664

Virginia Construction Co. I, LLC	Virginia	23-2417123**

Virginia Construction Co. II, LLC	Virginia	23-2417123**

**	Uses Employer Identification Number used by its sole member.

250 Gibraltar Road Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip code)

Debt Securities of Toll Corp.

Debt Securities of First Huntingdon Finance Corp.

Debt Securities of Toll Brothers Finance Corp.

Guarantees of Debt Securities of Toll Corp.

Guarantees of Debt Securities of First Huntingdon Finance Corp.

and Guarantees of Debt Securities of Toll Brothers Finance Corp.

(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, N.Y. 10005

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.	List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.	A copy of the Organization Certificate of The Bank of New York Mellon (formerly known as The Bank of New York, itself formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637, Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152735).

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-154173).

6.	The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152735).

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of January, 2012.

THE BANK OF NEW YORK MELLON

By:	/s/ SHERMA THOMAS
Name: SHERMA THOMAS
Title: SENIOR ASSOCIATE

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON

of One Wall Street, New York, N.Y. 10286

And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2011, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	6,134,000
Interest-bearing balances	111,418,000
Securities:
Held-to-maturity securities	4,012,000
Available-for-sale securities	68,423,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	5,000
Securities purchased under agreements to resell	717,000
Loans and lease financing receivables:
Loans and leases held for sale	15,000
Loans and leases, net of unearned income	28,969,000
LESS: Allowance for loan and lease losses	373,000
Loans and leases, net of unearned income and allowance	28,596,000
Trading assets	7,535,000
Premises and fixed assets (including capitalized leases)	1,208,000
Other real estate owned	10,000
Investments in unconsolidated subsidiaries and associated companies	977,000
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	6,368,000
Other intangible assets	1,655,000

Other assets	14,456,000

Total assets	251,529,000

LIABILITIES
Deposits:
In domestic offices	115,751,000
Noninterest-bearing	77,937,000
Interest-bearing	37,814,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	90,304,000
Noninterest-bearing	2,817,000
Interest-bearing	87,487,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	2,157,000
Securities sold under agreements to repurchase	1,012,000
Trading liabilities	7,170,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	3,663,000
Not applicable
Not applicable
Subordinated notes and debentures	3,505,000
Other liabilities	9,746,000

Total liabilities	233,308,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	9,493,000
Retained earnings	7,963,000
Accumulated other comprehensive income	-720,000
Other equity capital components	0
Total bank equity capital	17,871,000
Noncontrolling (minority) interests in consolidated subsidiaries	350,000
Total equity capital	18,221,000

Total liabilities and equity capital	251,529,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,

Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Gerald L. Hassell Catherine A. Rein John P. Surma	Directors